PROVISIONS	12 Months Ended
Mar. 31, 2026
Other provisions, contingent liabilities and contingent assets [Abstract]
PROVISIONS	PROVISIONS

	Warranty	Restructuring	Other	Total
Balance, at March 31, 2024	$13,192	$21,863	$923	$35,978
Provisions made	4,141	23,972	16,342	44,455
Acquisition of subsidiaries	—	2,008	—	2,008
Provisions used	(7,740)	(29,796)	(15,734)	(53,270)
Exchange adjustments	769	975	45	1,789
Balance, at March 31, 2025	$10,362	$19,022	$1,576	$30,960
Provisions made	4,230	23,128	17,606	44,964
Provisions used	(4,608)	(22,712)	(16,412)	(43,732)
Exchange adjustments	91	312	(27)	376
Balance, at March 31, 2026	$10,075	$19,750	$2,743	$32,568

Warranty provisions
Warranty provisions are related to sales of products and are based on experience reflecting statistical trends of warranty costs.
Restructuring
Restructuring charges are recognized in the period incurred and when the criteria for provisions are fulfilled. Termination benefits are recognized as a liability and an expense when the Company is demonstrably committed through a formal restructuring plan.

The Company periodically undertakes reviews of its operations to ensure alignment with strategic market opportunities including the realignment of the cost structure and capital needs of its businesses. During the year ended March 31, 2026, restructuring expenses of $23,128 were recorded in relation to these activities (March 31, 2025 - $23,972). The costs incurred related primarily to workforce reductions.

Included in the restructuring provisions are $468 of costs classified as long-term due to country-specific requirements for termination benefits (March 31, 2025 - $1,000).
Other provisions
Other provisions are related to medical insurance expenses that have been incurred during the period but are not yet paid, and other miscellaneous provisions.